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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JULY 19, 1999


                            BANCINSURANCE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Ohio                          0-8738                         31-0790882
---------------            ---------------------               -------------
(STATE OR OTHER            (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION)
NUMBER)
INCORPORATION OR
ORGANIZATION)



                              20 East Broad Street
                              Columbus, Ohio 43215
                                 (614) 228-2800
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.  OTHER MATTERS.

         On July 19, 1999, Bancinsurance Corporation, an Ohio corporation ("Bancinsurance"), Bancinsurance Acquisitions, Inc., an Ohio corporation and a wholly owned subsidiary of Bancinsurance ("Acquisitions"), and Westford Group, Inc., an Ohio corporation ("Westford"), entered into an Agreement and Plan of Merger, dated as of July 19, 1999 (the "Merger Agreement"), whereby Westford will be merged with and into Acquisitions, with Acquisitions being the surviving entity as a wholly owned subsidiary of Bancinsurance under the name Westford Group, Inc. (the "Merger").

         The terms of the Merger are set forth in the Merger Agreement which is attached as an exhibit to this report and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                      Description

                 99 Agreement and Plan of Merger, dated July 19, 1999, among Bancinsurance Corporation, Bancinsurance Acquisitions, Inc., and Westford Group, Inc.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANCINSURANCE CORPORATION



Date:  July 19, 1999                        By: /s/ Si Sokol
                                               ---------------------------------
                                               Si Sokol, Chairman, President and
                                               Chief Executive Officer











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                                  EXHIBIT INDEX


             Exhibit No.                      Description

                 99 Agreement and Plan of Merger, dated July 19, 1999, among Bancinsurance Corporation, Bancinsurance Acquisitions, Inc., and Westford Group, Inc.














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